UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: February 4, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on February 4, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report January traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  February 5, 2009

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:        Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Wednesday, Feb. 4, 2009

AMERICAN AIRLINES REPORTS JANUARY TRAFFIC

FORT WORTH, Texas – American Airlines reported a January load factor of 73.8 percent, a decrease of 2.8 point versus the same period last year.  Traffic decreased 11.7 percent and capacity decreased 8.3 percent year over year.
Domestic traffic decreased 13.9 percent year over year on 11.6 percent less capacity.  International traffic decreased by 8 percent relative to last year on a capacity decrease of 2.8 percent.
American boarded 6.7 million passengers in January.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
January
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,639,439	10,913,870	-11.7%
D.O.T. DOMESTIC	5,898,980	6,849,823	-13.9
INTERNATIONAL	3,740,459	4,064,047	-8.0
ATLANTIC	1,236,297	1,351,257	-8.5
LATIN AMERICA	2,056,540	2,252,159	-8.7
PACIFIC	447,622	460,631	-2.8

AVAILABLE SEAT MILES (000)
SYSTEM	13,066,237	14,252,441	-8.3%
D.O.T. DOMESTIC	7,903,266	8,941,662	-11.6
INTERNATIONAL	5,162,971	5,310,779	-2.8
ATLANTIC	1,831,000	1,906,676	-4.0
LATIN AMERICA	2,754,018	2,828,681	-2.6
PACIFIC	577,953	575,422	0.4

LOAD FACTOR
SYSTEM	73.8%	76.6%	-2.8	Pts
D.O.T. DOMESTIC	74.6	76.6	-2.0
INTERNATIONAL	72.4	76.5	-4.1
ATLANTIC	67.5	70.9	-3.3
LATIN AMERICA	74.7	79.6	-4.9
PACIFIC	77.4	80.1	-2.6
PASSENGERS BOARDED	6,694,922	7,669,728	-12.7%

SYSTEM CARGO TON MILES (000)	120,454	164,608	-26.8%

About American Airlines
American Airlines, American Eagle and the AmericanConnection® airlines serve 250 cities in 40 countries with, on average, more than 3,400 daily flights. The combined network fleet numbers more than 900 aircraft. American's award-winning Web site, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members serve nearly 700 destinations in over 140 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, We know why you fly and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

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